UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                                OneMain.com, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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

                                     [LOGO]

                                                      April 12, 2000

Dear Fellow Stockholder:

     You are cordially invited to attend the 2000 annual meeting of stockholders of OneMain.com, Inc., on Tuesday, May 23, 2000, at 10:00 a.m., local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190. In addition to electing one Class I director and ratifying the appointment of our independent public accountants for the coming year, we are asking for stockholder approval of the Amended and Restated OneMain.com, Inc. 1999 Stock Option and Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan from 5 million shares to 10 million shares. We believe that by increasing the number of shares of common stock reserved for issuance under the plan, we will be able to attract and retain quality employees and officers to grow and succeed in the future.

     All items on the agenda are described in the accompanying Notice and Proxy Statement. Included with these soliciting materials is a proxy card for voting, an envelope, postage prepaid, in which to return your proxy, instructions for voting by telephone or on the Internet, a copy of our Annual Report to Stockholders and our Annual Report on Form 10-K.

     It is important that your shares be represented at the meeting, even if you cannot attend the meeting and vote your shares in person. Please give careful consideration to the items to be voted upon, complete and sign the proxy card and return it in the envelope provided or vote by telephone or on the Internet as instructed. If you return a proxy card or vote by telephone or on the Internet and decide to attend the meeting, you may revoke your proxy at the meeting and vote your shares in person by complying with the steps described under 'How do I vote?' in the accompanying Proxy Statement.

     We look forward to receiving your vote and seeing you at the meeting.

                                          Sincerely,

                                          /s/ Stephen E. Smith

                                          Stephen E. Smith
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2000

                            ------------------------

To our Stockholders:

     The 2000 annual meeting of stockholders of OneMain.com, Inc. will be held at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190, on Tuesday, May 23, 2000, beginning at 10:00 a.m., local time. At the meeting, the holders of OneMain.com's outstanding common stock will act on the following matters:

          (1) Election of one Class I director for a term of three years;

          (2) Approval of the Amended and Restated OneMain.com, Inc. 1999 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan from 5 million shares to 10 million shares;

          (3) Ratification of the appointment of Ernst & Young LLP as independent public accountants for OneMain.com for the year ending December 31, 2000; and

          (4) Any other matters that properly come before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or vote by telephone or by Internet as instructed. Any stockholder attending the meeting may vote in person even if he or she has submitted a proxy, provided that he or she complies with the steps described under 'How do I vote?' in the Proxy Statement accompanying this notice.

     All holders of record of shares of OneMain.com's common stock at the close of business on March 27, 2000 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

                                          By order of the Board of Directors,

                                          /s/ Kevin S. Lapidus

                                          Kevin S. Lapidus
                                          Senior Vice President,
                                          General Counsel and Secretary

Reston, Virginia
April 12, 2000

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
ABOUT THE MEETING..........................................................................................     1
  What is the purpose of the annual meeting?...............................................................     1
  Who is entitled to vote at the meeting?..................................................................     1
  What are the voting rights of our stockholders?..........................................................     1
  Who can attend the meeting?..............................................................................     1
  What constitutes a quorum?...............................................................................     1
  How do I vote?...........................................................................................     1
  Can I vote by telephone or electronically?...............................................................     2
  Can I change my vote after I submit my proxy?............................................................     2
  What are the Board of Directors' recommendations?........................................................     2
  What vote is required to approve each item?..............................................................     2
STOCK OWNERSHIP............................................................................................     3
  How much stock do our directors, executive officers and largest stockholders own?........................     3
  Section 16(a) Beneficial Ownership Reporting Compliance..................................................     4
ITEM 1--ELECTION OF ONE CLASS I DIRECTOR...................................................................     4
  Class I Director Standing for Election...................................................................     4
  Directors Continuing in Office...........................................................................     4
ITEM 2--APPROVAL OF THE AMENDED AND RESTATED ONEMAIN.COM, INC.
  1999 STOCK OPTION AND INCENTIVE PLAN.....................................................................     6
  Description of the Plan..................................................................................     6
  Federal Income Tax Consequences..........................................................................     9
ITEM 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS......................................    11
EXECUTIVE OFFICERS.........................................................................................    12
EXECUTIVE COMPENSATION.....................................................................................    14
  Report of the Compensation Committee.....................................................................    14
  Employment Agreements....................................................................................    15
  Executive Compensation Summary Table.....................................................................    16
  Option Exercises and Values for 1999.....................................................................    16
  Options Grants in 1999...................................................................................    17
  Related Party Transactions...............................................................................    18
  Comparison of Cumulative Total Returns...................................................................    19
OTHER MATTERS..............................................................................................    20
ADDITIONAL INFORMATION.....................................................................................    20
EXHIBIT A-- FORM OF AMENDED AND RESTATED ONEMAIN.COM, INC.
             1999 STOCK OPTION AND INCENTIVE PLAN..........................................................   A-1

                                     [LOGO]

                           1860 Michael Faraday Drive
                                   Suite 200
                             Reston, Virginia 20190

                               ------------------
                                PROXY STATEMENT
                               ------------------

     This proxy statement contains information related to the annual meeting of stockholders of OneMain.com, Inc. to be held on Tuesday, May 23, 2000, beginning at 10:00 a.m., local time, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of one Class I director, approval of the amended and restated stock option plan and ratification of our independent public accountants. In addition, our management will report on our performance during 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, March 27, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF OUR STOCKHOLDERS?

     Holders of our common stock may vote on all matters to be acted upon at the annual meeting. Each outstanding share of our common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Please note that if you hold your shares in 'street name' (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 25,073,964 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder (that is, if you hold your stock in certificate form) and attend the meeting, you may deliver your completed proxy card in person. 'Street name' stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet, by following the instructions included with your proxy card.

     If your shares are held in 'street name,' please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

     The deadline for voting by telephone or electronically is 10:00 a.m. on May 23, 2000, the date of the annual meeting of stockholders.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of OneMain.com either a notice of revocation or a properly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendation is presented together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

     o FOR election of the nominated director (see page 4);

     o FOR approval of the Amended and Restated OneMain.com, Inc. 1999 Stock Option and Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan from 5 million shares to 10 million shares (see page 6); and

     o FOR ratification of the appointment of Ernst & Young LLP as our independent public accountants for the year ending December 31, 2000 (see page 11).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of the Director. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of the nominated director. A properly executed proxy marked 'WITHHOLD AUTHORITY' with respect to the election of the nominated director will not be voted with respect to the director, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked 'ABSTAIN' with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in 'street name' through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some matters which may come up at the meeting. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such 'broker non-votes' will, however, be counted in determining whether there is a quorum.

                                STOCK OWNERSHIP

HOW MUCH STOCK DO OUR DIRECTORS, EXECUTIVE OFFICERS AND LARGEST STOCKHOLDERS
OWN?

     The table below shows the amount of our common stock beneficially owned, unless otherwise indicated, by our named executive officers who are currently employed by us, our directors, our one non-management stockholder who owns more than 5% of our common stock and our directors and executive officers as a group. Except as otherwise indicated, all information is as of March 27, 2000.

     We use the term 'named executive officers' to refer to our Chief Executive Officer and five other current and former executive officers whose salary and bonus for services rendered in all capacities for the years ended December 31, 1998 and 1999 exceeded $100,000, as more fully presented in the section titled 'Executive Compensation Summary Table' of this proxy statement.

     Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The total number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by that person that are exercisable within 60 days of March 27, 2000 but excludes shares of common stock underlying options held by any other person. Unless otherwise indicated, the address for each listed individual is OneMain.com, Inc., 1860 Michael Faraday Drive, Suite 200, Reston, Virginia 20190.

                                                                          NUMBER OF SHARES
                                                                            BENEFICIALLY      PERCENTAGE
NAME                                                                           OWNED          OWNERSHIP
-----------------------------------------------------------------------   ----------------    ----------
Stephen E. Smith(1)....................................................       1,587,084            6.3%
Michael D. Read(2).....................................................         100,000              *
Joseph M. Songer(2)....................................................          28,855              *
M. Cristina Dolan(3)...................................................         181,250              *
Allon H. Lefever(4)....................................................         221,463              *
  212 Spottswood Lane
  Lancaster, PA 17601
Thomas R. Eisenmann(2).................................................           6,771              *
  Harvard Business School
  Baker West 188
  Soldiers Field
  Boston, MA 02163
Donald R. Kaufmann(2)..................................................           6,771              *
  4139 Oregon Pike
  Ephrata, PA 17522
Ella Fontanals de Cisneros(5)..........................................       1,016,771            4.1
  Calle Caribay
  Qta Los Cisnes
  Caracas, Venezuela
Jonathan J. Ledecky(6).................................................       2,200,000            8.8
  1400 34th Street, N.W.
  Washington, D.C. 20007
All directors and executive officers as a group (14 persons)(7)........       3,298,133          13.15

------------------

 *  An asterisk indicates ownership of less than 1%.
(1) The number of shares owned by Mr. Smith includes 227,084 shares issuable upon exercise of options that are currently exercisable.
(2) The number of shares represents shares issuable upon exercise of options that are currently exercisable.
(3) Includes 81,250 shares issuable upon exercise of options that are currently exercisable.
(4) Includes 54,167 shares issuable upon exercise of options that are currently exercisable.
(5) Mrs. Cisneros' shares are held by SWIFT Company (B.V.I.) Limited, which is wholly owned by Mrs. Cisneros and, therefore, beneficial ownership of the shares of our common stock owned by SWIFT is attributed to her. Includes 6,771 shares issuable upon exercise of options that are currently exercisable.
(6) As reported in a Schedule 13G filed with the SEC on April 9, 1999.
(7) Includes 660,837 shares issuable upon exercise of options that are currently exercisable, 149,168 of which were granted to our six other executive officers who are not individually named above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and certain stockholders to file reports with the SEC regarding transactions in our securities. For 1999, Mr. Allon H. Lefever filed one Form 4 late relating to one transaction.

                    ITEM 1--ELECTION OF ONE CLASS I DIRECTOR

CLASS I DIRECTOR STANDING FOR ELECTION

     The Board of Directors is currently divided into three classes, having terms that expire in successive years. At each annual meeting of stockholders beginning in 2000, directors will be elected for terms of three years each.

     The current term of office of the director in Class I expires at the 2000 annual meeting. The Board of Directors proposes that Mr. Michael D. Read, the nominee described below, be elected for a term of three years that will expire at our annual meeting in the year 2003 or until his successor is duly elected and qualified. We do not intend to nominate anyone for election at the meeting to serve as the second member of Class I of our Board of Directors. The Board of Directors may fill the vacancy by its vote at some future date.

     The nominee has consented to serve a three-year term. If he becomes unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

     CLASS I DIRECTOR.  The director standing for election is:

     MICHAEL D. READ                                         DIRECTOR SINCE 2000

    Michael D. Read, 52, has served as a director since February 4, 2000. Since May 1999, Mr. Read has also served as our President and Chief Operating Officer and is in charge of all day-to-day operations, including marketing, technology, engineering and telecommunications. From May 1998 to May 1999, Mr. Read was the chief executive officer of PACER International, a global organization that assists new and incumbent telecommunications companies. From January 1997 to May 1998, Mr. Read was a senior executive at ANS Communications, an America Online company. Mr. Read spent from August 1964 to January 1997 at British Telecom, holding several positions including the company's chief of global engineering. At British Telecom, Mr. Read also served as senior vice president of network services in Concert Communications, the global alliance between British Telecom and MCI.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE 'FOR' THE ELECTION OF MR. READ AS A CLASS I DIRECTOR.

DIRECTORS CONTINUING IN OFFICE

     CLASS II DIRECTORS. The following Class II directors have terms ending in 2001:

     THOMAS R. EISENMANN                                     DIRECTOR SINCE 1999

    Thomas R. Eisenmann, 42, has served as a director since 1999. Since September 1997, Mr. Eisenmann has been an Assistant Professor in the Entrepreneurial Management/Service Management Unit at the Harvard Business School. Mr. Eisenmann entered the Doctoral Program at the Harvard Business School in 1994 and received his Doctor of Business Administration degree in 1998 after completing a doctoral thesis examining the consolidation patterns in the U.S. cable television industry. From 1990 through 1994, Mr. Eisenmann served as the co-head of McKinsey & Company's Media and Entertainment Practice where he directed teams addressing a broad range of strategic, organizational and operational issues for clients engaged in network television broadcasting, cable programming services, newspaper, magazine and book publishing and motion picture production.

     ELLA FONTANALS DE CISNEROS                              DIRECTOR SINCE 1999

    Ella Fontanals de Cisneros, 54, has served as a director since 1999. Mrs. Cisneros, an investor in a variety of public and private companies, had been the Board Chair and Chief Executive Officer of TGF Technologies, one of our ISPs, from May 1994 to March 1999. Mrs. Cisneros is also the founder and has been President of the Together Foundation, a nonprofit foundation whose purpose is to provide assistance to nonprofit organizations, United Nations agencies and other intergovernmental bodies in connection with their computer, information, networking, database and telecommunications needs, since the foundation's formation in November 1992. Mrs. Cisneros also serves as a director of SuRed, the content and information provider for TelCel, one of Venezuela's leading providers of cellular telephone and Internet services.

     CLASS III DIRECTORS. The following Class III directors have terms ending in 2002:

     STEPHEN E. SMITH                                        DIRECTOR SINCE 1999

    Stephen E. Smith, 40, is Chairman of the Board of Directors and has served as our Chief Executive Officer since our inception in August 1998. Prior to joining us, Mr. Smith was an investment banker having worked both in the Corporate Finance and Mergers and Acquisitions Departments at Morgan Stanley & Co. Incorporated from March 1991 to July 1998. From September 1988 to March 1991, Mr. Smith worked for the Trammell Crow Companies.

     ALLON H. LEFEVER                                        DIRECTOR SINCE 1999

    Allon H. Lefever, 52, has been a director since 1999. Mr. Lefever is also Vice Chairman of the Board of Directors as well as President of our East operating group. Mr. Lefever founded SuperNet Interactive Services, Inc. and served as a director and treasurer of SuperNet Interactive Services Inc. from May 1994 to March 1999 and founded and served as a director of SuperNet, one of our ISPs, from July 1995 to March 1999. Mr. Lefever has also served as senior business executive for High Industries, Inc. since April 1988. Mr. Lefever is a director of U.S. Office Products, Inc. and a director and treasurer of Goodville Mutual Insurance Company.

HOW ARE DIRECTORS COMPENSATED?

     Each director who is not an officer, employee or consultant currently receives an annual retainer fee of $25,000, plus reimbursement for expenses for each meeting of the Board of Directors and each committee meeting he or she attends in person. Each director who is not an officer or employee receives stock options to purchase 25,000 shares of our common stock upon joining our Board of Directors and receives additional stock options to purchase 5,000 shares of our common stock on each annual meeting date after joining the Board of Directors.

HOW OFTEN DID THE BOARD OF DIRECTORS MEET DURING 1999?

     The Board of Directors met six times during 1999. Other than Ms. Cisneros, who attended two of the six meetings of the Board of Directors, each director attended more than 75% of the total number of meetings of the Board of Directors and committees on which he or she served.

WHAT COMMITTEES HAS THE BOARD OF DIRECTORS ESTABLISHED?

     The Board of Directors has established three committees to date: an audit committee, a compensation committee and an executive committee.

     AUDIT COMMITTEE. The audit committee consists solely of independent directors. The responsibilities of the audit committee include:

     o recommending to our Board of Directors the independent public accountants to conduct the annual audit of our books and records;

     o reviewing the proposed scope of the audit;

     o approving the audit fees to be paid;

     o reviewing accounting and financial controls with the independent public accountants and our financial and accounting staff; and

     o reviewing and approving transactions between us and our directors, officers and affiliates.

     The audit committee currently consists of Messrs. Eisenmann and Kaufmann. In 1999, the audit committee held one meeting.

     COMPENSATION COMMITTEE. The compensation committee, which consists solely of non-employee directors, provides a general review of our compensation plans to ensure that they meet corporate objectives and administers our stock plans. The current members of the compensation committee are Mrs. Cisneros and Mr. Eisenmann. The compensation committee delegated part of its authority to grant stock options to the executive committee. In 1999, the compensation committee held no meetings.

     EXECUTIVE COMMITTEE. The responsibilities of the executive committee are to approve certain acquisitions and to approve the grants of stock options up to specified thresholds. The current member of the executive committee is Mr. Smith. In 1999, the executive committee held five meetings.

         ITEM 2--APPROVAL OF THE AMENDED AND RESTATED ONEMAIN.COM, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

     The OneMain.com, Inc. 1999 Stock Option and Incentive Plan, which we refer to as the 1999 Stock Option and Incentive Plan, was originally approved by the Board of Directors and the stockholders of OneMain.com on December 23, 1998. The Board of Directors approved the Amended and Restated OneMain.com, Inc. 1999 Stock Option and Incentive Plan, which we refer to as the Amended and Restated 1999 Option Plan, to increase the number of shares reserved under the plan from 5 million to 10 million, subject to approval from our stockholders at this meeting. We are asking our stockholders to approve the Amended and Restated 1999 Option Plan as we believe that approval of the amended and restated plan is essential to our continued success. The purpose of the Amended and Restated 1999 Option Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of OneMain.com. In the judgment of the Board of Directors, an initial or increased grant under the Amended and Restated 1999 Option Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of the Amended and Restated 1999 Option Plan participants with those of the stockholders.

     At March 27, 2000, there were 828,052 shares of common stock available for grant under the 1999 Stock Option and Incentive Plan. On March 27, 2000, the closing price of our common stock was $13.52 per share. There are currently 559 participants in the 1999 Stock Option and Incentive Plan. During 1999 and through March 27, 2000, options to purchase 4,992,578 shares were awarded to employees under the 1999 Stock Option and Incentive Plan, including options to purchase 2,046,000 shares awarded to the current executive officers as a group. Of the 4,992,578 shares that were awarded in options, 820,630 shares were cancelled and are available for reissuance under the 1999 Stock Option and Incentive Plan. Because participation and the types of awards under the 1999 Stock Option and Incentive Plan are subject to the discretion of the compensation committee and the executive committee, the benefits or amounts that will be received by any participant or groups of participants if the Amended and Restated 1999 Option Plan is approved are not currently determinable.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE 'FOR' THE APPROVAL OF THE AMENDED AND RESTATED ONEMAIN.COM, INC. 1999 STOCK OPTION AND INCENTIVE PLAN.

DESCRIPTION OF THE PLAN

     A description of the provisions of the Amended and Restated 1999 Option Plan is presented below. This summary is qualified in its entirety by the detailed provisions of the Form of the Amended and Restated 1999 Option Plan, a copy of which is attached as Exhibit A to this proxy statement.

     Administration. The Amended and Restated 1999 Option Plan will be administered by the compensation committee, which has delegated certain authority to the executive committee. Subject to the terms of the plan, the compensation committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan. The Board of Directors may terminate or amend the plan at any time and for any reason. However, amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

     The common stock issued or to be issued under the Amended and Restated 1999 Option Plan consists of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Amended and Restated 1999 Option Plan.

     Eligibility. Awards may be made under the Amended and Restated 1999 Option Plan to employees of or consultants to OneMain.com or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of OneMain.com by the Board of Directors.

     Options. The Amended and Restated 1999 Option Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

     The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. An exception to these requirements is made for options that OneMain.com grants in substitution for options held by employees of companies that OneMain.com acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

     The term of each stock option is fixed by the compensation committee and may not exceed 10 years from the date of grant. The compensation committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee.

     In general, a grantee may pay the exercise price of an option by cash, certified check, by tendering shares of OneMain.com common stock (which if acquired from OneMain.com have been held by the grantee for at least six months), or by means of a broker-assisted cashless exercise. Stock options granted under the Amended and Restated 1999 Option Plan may not be sold, transferred, pledged, or assigned other than by will or under applicable laws of descent and distribution. OneMain.com may permit limited transfers for the benefit of immediate family members to help with estate planning concerns.

     Under the Amended and Restated 1999 Option Plan, each non-employee director is granted an option to purchase 25,000 shares of common stock upon his or her initial election to the board. Non-employee directors receive additional grants of options to purchase 5,000 shares each year thereafter that they continue in service to OneMain.com as directors.

     Other Awards.  The compensation committee may also award:

     o shares of common stock subject to restrictions;

     o deferred stock, credited as deferred stock units, but ultimately payable in the form of unrestricted shares of common stock in accordance with the participant's deferral election;

     o common stock units subject to restrictions;

     o shares of common stock at no cost or for a purchase price determined by the compensation committee which are free from any restrictions under the Amended and Restated 1999 Option Plan. Unrestricted shares of common stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants;

     o dividend equivalent rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock;

     o a right to receive a number of shares or, in the discretion of the compensation committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the compensation committee;

     o a right to receive a number of shares, subject to the attainment of specified performance goals (summarized in the next paragraph and detailed below); and

     o performance and annual incentive awards, ultimately payable in stock or cash, as determined by the compensation committee. The compensation committee may grant multi-year and annual incentive awards subject to achievement of specified goals. The compensation committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The compensation committee may modify, amend or adjust the terms of each award and performance goal. Performance and annual incentive awards to individuals who are covered under section 162(m) of the Internal Revenue Code, or who the compensation committee designates as likely to be covered in the future; must comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. In modifying, amending or adjusting the terms of an award to covered employees (or likely covered employees), the compensation committee may not take any action with respect to the employee that would cause any payment to the employee to fail to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code.

     Effect of specified corporate transactions. Certain change of control transactions involving us, such as a sale of the company, may cause awards granted under the Amended and Restated 1999 Option Plan to vest.

     Adjustments for stock dividends and similar events. The compensation committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Amended and Restated 1999 Option Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as OneMain.com to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year, referred to in this discussion as the covered employees. However, performance-based compensation is excluded from this limitation. The Amended and Restated 1999 Option Plan is designed to permit the compensation committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

     To qualify as performance-based:

     (1) the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals;

     (2) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

     (3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

     (4) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

     In the case of compensation attributable to stock options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, if:

     o the grant or award is made by the compensation committee;

     o the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and

     o under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

     One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the compensation committee in establishing performance goals:

     o total stockholder return;

     o such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;

     o net income;

     o pretax earnings;

     o earnings before interest, taxes, depreciation and amortization;

     o pretax operating earnings after interest and before bonuses, service fees and extraordinary or special items;

     o operating margin;

     o earnings per share;

     o return on equity;

     o return on capital;

     o return on investment;

     o operating earnings;

     o working capital; and

     o ratio of debt to stockholders' equity.

     Under the Internal Revenue Code, a director is an 'outside director' if:

     o he or she is not a current employee of the corporation;

     o is not a former employee who receives compensation for prior services (other than under a qualified retirement plan);

     o has not been an officer of the corporation; and

     o does not receive, directly or indirectly, including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest, remuneration from the corporation in any capacity other than as a director.

     The maximum number of shares subject to options that can be awarded under the Amended and Restated 1999 Option Plan to any person is 1,000,000 per year. The maximum number of shares that can be awarded under the Amended and Restated 1999 Option Plan to any person, other than pursuant to an option, is 250,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $300,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $900,000.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the

'holding period requirement'). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

     Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     A grantee who has transferred a non-qualified option to a spouse, child, grandchild, parent or sibling by gift will realize taxable income at the time the non-qualified option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested non-qualified options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includible in the grantee's estate for estate tax purposes.

     Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Deferred Common Stock. There are no immediate tax consequences of receiving an award of deferred common stock under the Amended and Restated 1999 Option Plan. A grantee who is awarded deferred common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the distribution date(s) under the deferral election, reduced by the amount, if any, paid for such shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted common stock units under the Amended and Restated 1999 Option Plan. A grantee who is awarded restricted common stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Unrestricted Common Stock. Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the Amended and Restated 1999 Option Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Performance Share Awards. There are no immediate tax consequences of receiving an award of performance shares under the Amended and Restated 1999 Option Plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

     Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     ITEM 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We have appointed Ernst & Young LLP as our independent public accountants for the year ending December 31, 2000. Ernst & Young LLP has served as our independent public accountants since September of 1998. Services provided to us and our subsidiaries by Ernst & Young LLP in 1999 included the examination of our consolidated financial statements, limited reviews of quarterly reports, services related to filings with the SEC, including our initial public offering and consultations on various tax, information services and business process matters.

     Representatives of Ernst & Young LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.

     If stockholders do not ratify the appointment, the appointment will be reconsidered by the audit committee and the Board of Directors.

                               EXECUTIVE OFFICERS

     We show below information regarding our executive officers:

NAME                                               AGE   POSITION AND OFFICERS HELD
------------------------------------------------   ---   ------------------------------------------------
Stephen E. Smith................................   40    Chief Executive Officer and Chairman of the
                                                         Board of Directors
Michael D. Read.................................   52    President, Chief Operating Officer and Director
Marian G. O'Leary...............................   45    Senior Vice President and Chief Financial
                                                         Officer
Scott R. Hoyt...................................   45    Senior Vice President and Chief Marketing
                                                         Officer
M. Cristina Dolan...............................   38    Executive Vice President and Chief Content and
                                                         Strategic Alliances Officer
Carlos Escaffi..................................   39    Senior Vice President and Chief Information
                                                         Officer
Jere A. Brown...................................   47    Senior Vice President of Business Services
Phillip Gross...................................   52    Senior Vice President of Technology and
                                                         Engineering
Kevin S. Lapidus................................   30    Senior Vice President, General Counsel and
                                                         Secretary
Joseph M. Songer................................   37    Senior Vice President of Finance and Chief
                                                         Controller
Allon H. Lefever................................   52    Vice Chairman of the Board of Directors and
                                                         President of the East Operating Group

     For biographical information of Messrs. Smith and Read, please see 'Item 1--Election of One Class I Director.'

     Marian G. O'Leary has served as our Senior Vice President and Chief Financial Officer since January 2000. In that capacity, her responsibilities include overseeing our investor relations, finance and human resources departments. Prior to joining us, Ms. O'Leary was Senior Vice President and Chief Financial Officer for RSA Security, Inc., a maker of software to secure access to the Internet and corporate networks, from July 1997 to July 1999. From April 1987 to July 1997, Ms. O'Leary had various positions with Digital Equipment Corporation, including Vice President of Finance.

     Scott R. Hoyt has served as our Senior Vice President and Chief Marketing Officer since March 1999. His responsibilities include overseeing all day-to-day marketing and sales functions. Prior to joining us, Mr. Hoyt was President of the National Services Divisions of Arch Communication, Inc. from May 1995 to March 1999. From June 1992 to May 1995, Mr. Hoyt was Vice President of PageNet, Inc.

     M. Cristina Dolan has served as an Executive Vice President and our Chief Content and Strategic Alliances Officer since January 1999. Ms. Dolan was the director of e-Commerce Sales Strategy for Oracle Corporation for the Americas from October 1997 until she joined us. Ms. Dolan was the director of operations and technology for the ABC Multimedia Group, the interactive media unit of ABC, Inc. (a Walt Disney Company), from March 1996 to August 1997. From February 1995 to March 1996, Ms. Dolan served as director of operations for Hearst New Media & Technology's HomeArts, the flagship Web site of the Hearst Corporation, and from June 1994 to February 1995, Ms. Dolan was multimedia general manager for I-Cube (International Integration, Inc.), a system integration company. Prior to June 1994, Ms. Dolan spent ten years with IBM in various marketing and systems engineering positions.

     Carlos Escaffi has served as our Senior Vice President and Chief Information Officer since May 1999. His responsibilities include managing all of our information management systems. Prior to joining us, Mr. Escaffi was a principal consultant at PricewaterhouseCoopers LLP from October 1996 to May 1999. From August 1994 to October 1996, Mr. Escaffi was the Director of Information Technology for FoamServices, Inc.

     Jere A. Brown has served as our Senior Vice President of Business Services since March 2000. His responsibilities include managing our business services employees and products. Prior to joining us, Mr. Brown held multiple positions, including Vice President of Sales, for Inacom Corporation from August 1999 until March 2000.

     Phillip Gross has served as our Senior Vice President of Technology and Engineering since September 1999. Mr. Gross also served as our Director of Engineering from July 1999 to September 1999. His group is responsible for our network and systems architecture, engineering and operations. Mr. Gross is a 25-year veteran in the computer and networking industry and has an extensive background in research software development and project and product management. Before joining us, Mr. Gross was Director of Networking Engineering at @Home Network, a broadband Internet service provider, where he was responsible for the @Home backbone and regional networking services from December 1996 to December 1998. From January 1993 to December 1996, as the initial Internet engineering director at MCI, he created and led the engineering group responsible for developing MCI's Internet network service and Internet access product line.

     Kevin S. Lapidus has served as our Senior Vice President and General Counsel since October 1999. Mr. Lapidus has served as our Secretary since April 2000. He is responsible for all of our general legal work and policies. Prior to joining us, he was an attorney with Hogan & Hartson L.L.P. from December 1998 to October 1999. From October 1997 to December 1998, he was an attorney with Hale and Dorr LLP. Mr. Lapidus graduated from Harvard Law School in 1997.

     Joseph M. Songer has served as our Senior Vice President of Finance and Chief Controller since March 1999. Mr. Songer also served as our Treasurer from March 1999 to April 2000. His responsibilities include management of all corporate and regional finance directors. Mr. Songer has more than 15 years of multi-corporate experience as a CPA and a Director of Finance. Prior to joining us, Mr. Songer served as a Controller of LaSalle Partners from September 1997 to February 1999. From May 1993 to September 1997, he was Director of Investment Finance and Partnership Accounting at The National Housing Partnership.

     Allon H. Lefever has served as one of our directors and Vice Chairman of the Board and President of our East operating group since March 1999. Mr. Lefever founded SuperNet Interactive Services, Inc. and served as a director and treasurer of SuperNet Interactive Services Inc. from May 1994 to March 1999 and founded and served as a director of SuperNet, one of our ISPs, from July 1995 to March 1999. Mr. Lefever has also served as senior business executive for High Industries, Inc. since April 1988. Mr. Lefever is a director of U.S. Office Products, Inc. and a director and treasurer of Goodville Mutual Insurance Company.

                             EXECUTIVE COMPENSATION

     The following Report of the compensation committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other OneMain.com filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent OneMain.com specifically incorporates this Report or the performance graph by reference in the specified filing.

REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee of the Board of Directors has furnished the following report on executive compensation for 1999.

WHAT IS OUR PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

     Our compensation program for executive officers consists primarily of three key elements:

          o base salary,

          o company and individual performance-based annual bonus, and

          o periodic grants of stock options or other stock-based awards.

     The compensation committee believes that this three-part approach best serves the interests of OneMain.com and its stockholders. It enables us to meet the requirements of the highly competitive environment in which we operate while ensuring that our executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these executive officers involves a significant proportion of pay that is 'at risk'--namely, the annual bonus and stock options or other stock-based awards. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to our performance. Stock options and other stock-based awards relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of our stockholders.

     BASE SALARY. In accordance with their employment agreements, annual base salaries for each of Mr. Read and Ms. Dolan, two of our named executive officers, are $225,000 and $175,000, respectively, and may be increased by the Board of Directors based upon achievement of budgetary and other performance objectives they establish. The annual base salary for Mr. Songer, another named executive officer, is $150,000, and is based upon recommendations by the compensation committee taking into account factors such as: competitive industry salaries; a subjective assessment of the nature of his position; the contribution and experience of Mr. Songer; and the length of Mr. Songer's service.

     ANNUAL BONUS. Annual bonuses for our executive officers are awarded based upon individual and company-wide performance criteria established by the Board of Directors, based upon recommendations of the compensation committee. In accordance with their employment agreements, each of Mr. Read and Ms. Dolan are eligible to receive annual bonuses based upon achievement of budgetary and other performance objectives established by the Board of Directors. For 1999, each of Mr. Read and Ms. Dolan received annual bonuses of $125,000 and $50,000, respectively, as provided in their employment agreements. Mr. Songer received an annual bonus of $42,900 for 1999, $20,000 of which was provided for in his letter of understanding and $22,900 of which was primarily based on individual performance criteria established by the compensation committee.

     STOCK OPTIONS AND OTHER STOCK-BASED AWARDS. During 1999, the compensation committee, through the executive committee, approved grants of stock options to our executive officers pursuant to the 1999 Stock Option and Incentive Plan and the 1999 Plan. For 1999, each of Mr. Read and Ms. Dolan were granted stock options to purchase 500,000 and 300,000 shares, respectively, as provided in their employment agreements. Mr. Songer was granted stock options to purchase 110,000 shares, of which 25,000 where granted pursuant to his letter of understanding and 85,000 which were granted based on his individual performance and the achievement of criteria established by the compensation committee. Additional stock option grants were made to our other executive officers in accordance with their employment agreements.

HOW IS OUR CHIEF EXECUTIVE OFFICER COMPENSATED?

     Mr. Smith, our Chief Executive Officer, receives an annual base salary of $250,000 pursuant to the recommendation of the compensation committee. The compensation committee based its decision on a peer-review salary survey, the nature of the position and the contribution and experience of Mr. Smith. Mr. Smith is eligible to receive an annual bonus of up to $125,000 based upon achievement of budgetary and other performance objectives established by the Board of Directors. Mr. Smith will also receive a bonus in the amount of $75,000 reflecting a retroactive market adjustment for his prior year salary. For 1999, Mr. Smith was awarded a bonus of $62,500, $12,500 of which was attributable to an accrued but unpaid bonus earned in 1998, and additional compensation in the form of options to purchase 200,000 shares of our common stock as provided in his employment agreement.

HOW ARE WE ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. The compensation committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. For 1999, none of our executive officers' compensation subject to the deductibility limits exceeded $1,000,000.

     The Board of Directors and the compensation committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by OneMain.com to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

                           Ella Fontanals de Cisneros
                              Thomas R. Eisenmann

EMPLOYMENT AGREEMENTS

     We have Senior Management Agreements with each of Messrs. Smith, Read and Lefever and Mses. O'Leary and Dolan. In addition, we have a letter of understanding with Mr. Songer with respect to the terms of his employment. The agreements of Messrs. Smith and Lefever and Ms. Dolan each have an initial term of three years and will be extended for two additional years unless we or the employee elects to terminate the agreement within 60 days of the third anniversary of the date of employment. The agreement between us and Mr. Read has an initial term of four years and will be extended for an additional two years unless we or Mr. Read terminate the agreement within 60 days of the fourth anniversary of the date of employment. The agreement of Ms. O'Leary has an initial term of three years and may be extended if agreed to in writing by both us and Ms. O'Leary. Under these agreements, these employees receive an annual base salary that may be increased by our Board of Directors based on performance objectives they establish, and an annual bonus based upon our performance. In addition, under the employment agreements, these employees are entitled to receive options to purchase our common stock of which one-quarter vest during the first year and the remaining three-quarters vest in 36 equal monthly installments. The employment agreement for Mr. Read provides that his options will vest over a specified time period as well as pursuant to the achievement of specified financial and business goals.

     If, during the term of one of these agreements, we terminate the employee's employment without cause or the employee terminates his or her employment for good reason, the employee will be entitled to receive his or her base salary and all employee benefits for a period of one year from the date of the termination of employment.

     Under the terms of these agreements, these employees have agreed to preserve the confidentiality and the proprietary nature of all information relating to OneMain.com, our ISPs and our business during the term of the agreement and for five years after the term of the agreement ends. In addition, each of these employees has agreed to non-competition provisions that will be in effect during the term of his or her agreement and for two years after the term of the agreement ends (one year for Mr. Read and Ms. Dolan) and to non-solicitation provisions that will be in effect during the term of his or her agreement and for two years after the term of the agreement ends.

EXECUTIVE COMPENSATION SUMMARY TABLE

     We were founded in August 1998 and had no significant operations during 1998. The following table provides information regarding the compensation paid to or earned by our named executive officers for the years ended December 31, 1998 and 1999.

                                                                                          LONG-TERM COMPENSATION
                                            ANNUAL COMPENSATION                  -----------------------------------------
                              -----------------------------------------------    RESTRICTED    SECURITIES
                                                                 OTHER ANNUAL      STOCK       UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY ($)    BONUS ($)    COMPENSATION    AWARDS ($)    OPTIONS (#)    COMPENSATION
---------------------------   ----    ----------    ---------    ------------    ----------    -----------    ------------
Stephen E. Smith ..........   1999     $ 137,800     $62,500        $  388          $ --         200,000        $  1,786
  Chairman of the Board and   1998        54,167      19,395            --            --              --              --
  Chief Executive Officer
Michael D. Read ...........   1999       122,175     100,000           194            --         500,000           7,200
  President, Chief
  Operating Officer and
  Director
Dewey K. Shay(1) ..........   1999       125,000      62,500         1,712            --         200,000         186,074(2)
  Former Vice President and   1998        54,167      19,395            --            --              --              --
  Chief Financial Officer
Martin R. Lyons(3) ........   1999       106,250      50,000           388            --         300,000         187,574(4)
  Former Vice President and
  Chief Technology Officer
M. Cristina Dolan .........   1999       150,300      50,000           388            --         300,000              --
  Executive Vice President
  and Chief Content and
  Strategic Alliances
  Officer
Joseph M. Songer ..........   1999        95,625      42,900           388            --         110,000              --
  Senior Vice President
  of Finance and
  Chief Controller

------------------
(1) Mr. Shay resigned his position as our Executive Vice President and Chief Financial Officer effective as of October 28, 1999.
(2) Represents a severance payment and life insurance premiums paid by us.
(3) Mr. Lyons resigned his position as our Executive Vice President and Chief Technology Officer effective as of September 30, 1999.
(4) Represents a severance payment and life insurance premiums paid by us.

OPTION EXERCISES AND VALUES FOR 1999

     The table below presents information with respect to option exercises during the year ended December 31, 1999 by each of the named executive officers and the status of their options at December 31, 1999:

     o the number of shares of common stock acquired upon exercise of options during 1999;
     o the aggregate dollar value realized upon the exercise of such options;
     o the total number of exercisable and non-exercisable stock options held at December 31, 1999; and
     o the aggregate dollar value of in-the-money exercisable options at December 31, 1999, based on the last reported sales price of our common stock of $15.00 per share on December 31, 1999.

                                                                            NUMBER OF                  VALUE OF UNEXERCISED
                                                                      SECURITIES UNDERLYING                IN-THE-MONEY
                                                                       UNEXERCISED OPTIONS                  OPTIONS AT
                                      SHARES                           AT DECEMBER 31, 1999             DECEMBER 31, 1999
                                   ACQUIRED ON         VALUE       ----------------------------    ----------------------------
NAME                               EXERCISE(#)      REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------   --------------    -----------    -----------    -------------    -----------    -------------
Stephen E. Smith...............         --               --          100,000         100,000              --               --
Michael D. Read................         --               --          100,000         400,000         $75,000        $ 300,000
Dewey K. Shay(1)...............         --               --          200,000              --              --               --
Martin R. Lyons(2).............         --               --               --              --              --               --
M. Cristina Dolan..............         --               --               --         300,000              --               --
Joseph M. Songer...............         --               --               --         110,000              --               --

------------------
(1) Mr. Shay resigned his position as our Executive Vice President and Chief Financial Officer effective as of October 28, 1999.
(2) Mr. Lyons resigned his position as our Executive Vice President and Chief Technology Officer effective as of September 30, 1999.

OPTION GRANTS IN 1999

     The following table presents information relating to options to purchase common stock granted to our Chief Executive Officer and our named executive officers during 1999.

     o The percentages in the table below are based on options to purchase 6,635,486 shares of common stock granted under our 1999 Stock Option and Incentive Plan and the 1999 Plan in the year ended December 31, 1999 to our employees and directors.
     o The exercise price per share of each option was equal to the fair market value of our common stock on the date of grant.
     o Potential realizable values are net of the exercise price before taxes and are based on the assumption that our common stock appreciates at the annual rate of either 5% or 10%, compounded annually, from the date of grant until the expiration of the term. These numbers are calculated based on the requirements of the SEC and do not reflect our estimate of future stock price growth.

                                                                                               POTENTIAL REALIZABLE
                                                                                                       VALUE
                                                    PERCENTAGE                                      AT ASSUMED
                                     NUMBER OF       OF TOTAL        INDIVIDUAL GRANTS         ANNUAL RATES OF STOCK
                                     SECURITIES      OPTIONS       ----------------------     PRICE APPRECIATION FOR
                                     UNDERLYING     GRANTED TO     EXERCISE                         OPTION TERM
                                      OPTIONS      EMPLOYEES IN     PRICE      EXPIRATION    -------------------------
NAME                                 GRANTED(#)    FISCAL YEAR      ($/SH)        DATE           5%            10%
----------------------------------   ----------    ------------    --------    ----------    ----------    -----------
Stephen E. Smith..................     200,000         3.44%       $  22.00      3/24/09     $2,767,136    $ 7,012,467
Michael D. Read...................     500,000         8.59           14.25      6/15/09      4,480,874     11,355,415
Dewey K. Shay(1)..................     200,000         3.44           22.00      1/13/01        451,000        924,000
Martin R. Lyons(2)................     300,000         5.16           22.00     12/31/99             --             --
M. Cristina Dolan.................     300,000         5.16           22.00      3/24/09      4,150,704     10,518,700
Joseph M. Songer..................      25,000         0.43           22.00      3/24/09        345,892        876,588
Joseph M. Songer..................      10,000         0.17           28.25      4/22/09        177,663        450,232
Joseph M. Songer..................      15,000         0.26          15.875       9/9/09        149,756        379,510
Joseph M. Songer..................      60,000         1.03           16.75      10/7/09        632,039      1,601,711

------------------
(1) Mr. Shay resigned his position as our Executive Vice President and Chief Financial Officer effective as of October 28, 1999.
(2) Mr. Lyons resigned his position as our Executive Vice President and Chief Technology Officer effective as of September 30, 1999.

RELATED PARTY TRANSACTIONS

     On August 19, 1998, in connection with our formation, Stephen E. Smith and Jonathan J. Ledecky, two of our founders, purchased shares of common stock at a purchase price of $0.01 per share in the following amounts:

     o Mr. Smith purchased 1,500,000 shares of common stock for $15,000. Mr. Smith subsequently transferred 140,000 of these shares to other persons.

     o Jonathan J. Ledecky purchased 2,000,000 shares of common stock for $20,000.

     In connection with our initial public offering, Messrs. Smith and Ledecky, who owned 1,360,000 and 2,000,000 shares of our common stock, respectively, entered into lock-up agreements with us. The lock-up period relating to 680,000 and 1,000,000 of their shares of common stock, respectively, has expired, and, other than pledging and hedging transactions, the remainder of their common stock is subject to the following restrictions:

     (1) an additional 340,000 and 500,000 shares, respectively, may not be transferred until September 30, 2000; and

     (2) the remaining 340,000 and 500,000 shares, respectively, may not be transferred until March 30, 2001.

     On February 4, 1999, we issued a promissory note to Mr. Ledecky for a loan of $500,000. We used the proceeds of this loan to pay for costs associated with our IPO. We paid off this loan, including accrued interest thereon, using some of the proceeds of our IPO.

     On December 21, 1998, we entered into an agreement with SuperNet and its shareholders to acquire all the shares of SuperNet simultaneously with the closing of our IPO. Mr. Lefever had an 18.3% interest in SuperNet. On November 23, 1999, we entered into an agreement with the former shareholders of SuperNet making a post-closing adjustment to the purchase price and paying an earnout. On February 18, 1999, we entered into an agreement with TGF Technologies and its shareholders to acquire all of the shares of TGF Technologies simultaneously with the closing of our IPO. Ella Fontanals de Cisneros, who is one of our directors, controlled the corporations that owned approximately 98% of TGF Technologies. In exchange for their interests in these ISPs, we paid Mr. Lefever and Mrs. Cisneros, directly or indirectly through entities they control, the following consideration:

                                                                                     COMMON
                                                                                      STOCK      OPTIONS
                                                                         CASH       (SHARES)     (SHARES)
                                                                      ----------    ---------    --------
Allon H. Lefever...................................................   $  894,722      127,296     34,000
Ella Fontanals de Cisneros.........................................   $6,922,600    1,010,000         --

     The options vest one-third on each of the sixth, seventh and eighth anniversaries of March 30, 1999, but may vest sooner based on performance-based criteria. Mr. Lefever may receive additional stock options.

     On January 1, 1999, M. Cristina Dolan, an Executive Vice President and our Chief Content and Strategic Alliances Officer, purchased 100,000 shares of our common stock for $5,000, or $0.05 per share.

     Donald R. Kaufmann, who is one of our directors, is an executive officer of D&E Communications, which indirectly owned 50% of SuperNet. Mr. Kaufmann did not receive any consideration, other than as a shareholder of D&E Communications, in connection with our acquisition of SuperNet.

     We have entered into Senior Management Agreements with each of our executive officers. For the details of some of these agreements, please refer to 'Employment Agreements' above.

     Pursuant to a Separation Agreement and Release, we and Mr. Lyons agreed that Mr. Lyons would receive a severance payment of $187,500, less withholding taxes, payable upon execution of the agreement. In accordance with Mr. Lyons' Senior Management Agreement, the confidentiality, non-competition and non-solicitation provisions remain in force until two years following the date of the agreement.

     Pursuant to a Separation Agreement and Release, we and Mr. Shay agreed that Mr. Shay would receive a severance payment of $162,500, less withholding taxes, payable over a one year term. In addition, Mr. Shay received a $50,000 bonus payable in January 2000. In accordance with Mr. Shay's Senior Management Agreement, the non-competition and non-solicitation provisions remain in force until two years following the date of the agreement and the confidentiality provisions remain in force until five years following the date of the agreement.

COMPARISON OF CUMULATIVE TOTAL RETURNS

     The following graph compares the performance of our common stock with the performance of the Nasdaq Market Index and an industry peer group from March 25, 1999, when our common stock began trading publicly, through December 31, 1999. The graph assumes that $100 was invested on March 25, 1999 in our common stock, the Nasdaq Market Index and the industry peer group, and that all dividends were reinvested.

     The industry peer group represented in the graph includes Earthlink, Inc., Voyager.net, Inc., Internet America, Inc., FlashNet Communications, Inc., Prodigy Communications Corporation and At Home Corporation. These companies in the industry peer group represent our closest competitors in the Internet service provider industry.

                            CUMULATIVE TOTAL RETURN
             BASED ON REINVESTMENT OF $100 BEGINNING MARCH 25, 1999

            Comparison of Total Cumulative Return Among Onemain.com,
                the NASDAQ Market Index and Industry Peer Group

                                    [GRAPHIC]

                        3/25/99     3/31/99     6/30/99      9/30/99    12/31/99
                        -------     -------     -------      -------    --------

OneMain.com                 100       91.63       59.72        41.55       37.91
Industry Peer Group         100      104.72       77.57        56.25       57.59
NASDAQ Market Index         100         100      108.81       110.58      163.32

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies submitted to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     Advance Notice Procedures. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting, which includes stockholder proposals that OneMain.com is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered notice to OneMain.com, containing the information specified in the bylaws, not less than 60 or more than 90 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     Stockholder Proposals for the 2001 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2001 may do so by following the procedures prescribed in the SEC's Rule l4a-8 under the proxy rules. To be eligible for inclusion, stockholder proposals must be received by our Secretary no later than December 15, 2000, or 120 days prior to April 14, 2001, the mail date of the previous year's annual meeting proxy.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by OneMain.com. The cost of soliciting proxies in the enclosed form will be borne by us. We currently have not retained a solicitor to aid in the solicitation. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                          By order of the Board of Directors,

                                          /s/ Kevin S. Lapidus

                                          Senior Vice President,
                                          General Counsel and Secretary

April 12, 2000

                                                                       EXHIBIT A

                                    FORM OF
                     AMENDED AND RESTATED ONEMAIN.COM, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
 1. PURPOSE...............................................................................................    A-1
 2. DEFINITIONS...........................................................................................    A-1
 3. ADMINISTRATION OF THE PLAN............................................................................    A-3
     3.1. Board...........................................................................................    A-3
     3.2. Committee.......................................................................................    A-3
     3.3. Awards..........................................................................................    A-4
     3.4. No Liability....................................................................................    A-4
 4. STOCK SUBJECT TO THE PLAN.............................................................................    A-4
 5. EFFECTIVE DATE AND TERM OF THE PLAN...................................................................    A-4
     5.1. Effective Date..................................................................................    A-4
     5.2. Term............................................................................................    A-4
 6. OPTION GRANTS.........................................................................................    A-4
     6.1. Company or Subsidiary Employees; Service Providers; Other Persons...............................    A-4
     6.2. Successive Awards...............................................................................    A-5
     6.3. Reload Options..................................................................................    A-5
 7. LIMITATIONS ON GRANTS.................................................................................    A-5
     7.1. Limitation on Shares of Stock Subject to Grants and Cash Awards.................................    A-5
     7.2. Limitations on Incentive Stock Options..........................................................    A-5
 8. AWARD AGREEMENT.......................................................................................    A-5
 9. OPTION PRICE..........................................................................................    A-5
10. VESTING, TERM AND EXERCISE OF OPTIONS.................................................................    A-6
     10.1. Vesting and Option Period......................................................................    A-6
     10.2. Term...........................................................................................    A-6
     10.3. Acceleration...................................................................................    A-6
     10.4. Termination of Employment or Other Relationship................................................    A-6
     10.5. Rights in the Event of Death...................................................................    A-6
     10.6. Rights in the Event of Disability..............................................................    A-7
     10.7. Limitations on Exercise of Option..............................................................    A-7
     10.8. Method of Exercise.............................................................................    A-7
     10.9. Delivery of Stock Certificates.................................................................    A-7
11. GRANTS TO OUTSIDE DIRECTORS...........................................................................    A-8
     11.1. Initial Grants of Options......................................................................    A-8
     11.2. Subsequent Grants of Options...................................................................    A-8
12. STOCK APPRECIATION RIGHTS.............................................................................    A-8
     12.1. Right to Payment...............................................................................    A-8
     12.2. Other Terms....................................................................................    A-8
13. TRANSFERABILITY OF OPTIONS............................................................................    A-8
     13.1. Transferability of Options.....................................................................    A-8
     13.2. Family Transfers...............................................................................    A-8
14. RESTRICTED STOCK......................................................................................    A-9
     14.1. Grant of Restricted Stock or Restricted Stock Units............................................    A-9
     14.2. Restrictions...................................................................................    A-9
     14.3. Restricted Stock Certificates..................................................................    A-9
     14.4. Rights of Holders of Restricted Stock..........................................................    A-9
     14.5. Rights of Holders of Restricted Stock Units....................................................    A-9
     14.6. Termination of Employment or Other Relationship................................................   A-10
     14.7. Rights in the Event of Death...................................................................   A-10
     14.8. Rights in the Event of Disability..............................................................   A-10
     14.9. Delivery of Stock and Payment Therefor.........................................................   A-10
15. DEFERRED STOCK AWARDS.................................................................................   A-10
     15.1. Nature of Deferred Stock Awards................................................................   A-10

                                                                                                             PAGE
                                                                                                             ----
     15.2. Election to Receive Deferred Stock Awards in Lieu of Compensation..............................   A-11
     15.3. Rights as a Stockholder........................................................................   A-11
     15.4. Restrictions...................................................................................   A-11
     15.5. Termination....................................................................................   A-11
16. UNRESTRICTED STOCK AWARDS.............................................................................   A-11
     16.1. Grant or Sale of Unrestricted Stock............................................................   A-11
17. PERFORMANCE STOCK AWARDS..............................................................................   A-11
     17.1. Nature of Performance Stock Awards.............................................................   A-11
     17.2. Rights as a Stockholder........................................................................   A-11
     17.3. Termination....................................................................................   A-11
     17.4. Acceleration, Waiver, etc......................................................................   A-12
18. DIVIDEND EQUIVALENT RIGHTS............................................................................   A-12
     18.1. Dividend Equivalent Rights.....................................................................   A-12
     18.2. Interest Equivalents...........................................................................   A-12
     18.3. Termination....................................................................................   A-12
19. CERTAIN PROVISIONS APPLICABLE TO AWARDS...............................................................   A-12
     19.1. Stand-Alone, Additional, Tandem, and Substitute Awards.........................................   A-12
     19.2. Term of Awards.................................................................................   A-13
     19.3. Form and Timing of Payment Under Awards; Deferrals.............................................   A-13
     19.4. Performance and Annual Incentive Awards........................................................   A-13
          19.4.1. Performance Conditions..................................................................   A-13
          19.4.2. Performance Awards Granted to Designated Covered Employees..............................   A-13
          19.4.3. Annual Incentive Awards Granted to Designated Covered Employees.........................   A-14
          19.4.4. Written Determinations..................................................................   A-15
          19.4.5. Status of Section 19.4.3 and Section 19.4.2 Awards Under Code Section 162(m)............   A-15
20. PARACHUTE LIMITATIONS.................................................................................   A-15
21. REQUIREMENTS OF LAW...................................................................................   A-16
     21.1. General........................................................................................   A-16
     21.2. Rule 16b-3.....................................................................................   A-16
22. AMENDMENT AND TERMINATION OF THE PLAN.................................................................   A-17
23. EFFECT OF CHANGES IN CAPITALIZATION...................................................................   A-17
     23.1. Changes in Stock...............................................................................   A-17
     23.2. Reorganization in Which the Company is the Surviving Entity and in Which No Change of Control
           Occurs.........................................................................................   A-17
     23.3. Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.............   A-17
     23.4. Adjustments....................................................................................   A-18
     23.5. No Limitations on Company......................................................................   A-18
24. DISCLAIMER OF RIGHTS..................................................................................   A-18
25. NONEXCLUSIVITY OF THE PLAN............................................................................   A-18
26. WITHHOLDING TAXES.....................................................................................   A-18
27. CAPTIONS..............................................................................................   A-19
28. OTHER PROVISIONS......................................................................................   A-19
29. NUMBER AND GENDER.....................................................................................   A-19
30. SEVERABILITY..........................................................................................   A-19
31. GOVERNING LAW.........................................................................................   A-19

                     AMENDED AND RESTATED ONEMAIN.COM, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

     OneMain.com, Inc., a Delaware corporation (the 'Company'), sets forth herein the terms of the Amended and Restated OneMain.com, Inc. 1999 Stock Option and Incentive Plan (the 'Plan') as follows:

1. PURPOSE

     The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 'affiliate' of, or person 'affiliated' with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2 'Annual Incentive Award' means a conditional right granted to a Grantee under Section 19.4.3 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

     2.3 'Award' means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

     2.4 'Award Agreement' means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement, deferred stock award agreement, unrestricted stock award agreement, performance stock award agreement, dividend equivalent rights agreement, performance award agreement, annual incentive award agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

     2.5 'Benefit Arrangement' shall have the meaning set forth in Section 20 hereof.

     2.6 'Board' means the Board of Directors of the Company.

     2.7 'Code' means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.8 'Committee' means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

     2.9 'Company' means OneMain.com, Inc.

     2.10 'Covered Employee' means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

     2.11 'Deferred Stock' means a right, granted to a Grantee under Section 15 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

     2.12 'Dividend Equivalent' means a right, granted to a Grantee under
Section 18 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     2.13 'Effective Date' means December 23, 1998, the date on which the Plan was adopted by the Board.

     2.14 'Exchange Act' means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.15 'Fair Market Value' means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.16 'Grant' means an award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, or Dividend Equivalent Rights under the Plan.

     2.17 'Grant Date' means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

     2.18 'Grantee' means a person who receives or holds a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Performance or Annual Incentive Awards, or Dividend Equivalent Rights under the Plan.

     2.19 'Immediate Family Members' means the spouse, children and grandchildren of the Grantee.

     2.20 'Incentive Stock Option' means an 'incentive stock option' within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.21 'Option' means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.22 'Option Period' means the period during which Options may be exercised as set forth in Section 10 hereof.

     2.23 'Option Price' means the purchase price for each share of Stock subject to an Option.

     2.24 'Other Agreement' shall have the meaning set forth in Section 20 hereof.

     2.25 'Outside Director' means a member of the Board who is not an officer or employee of the Company.

     2.26 'Performance Stock Award' means Awards granted pursuant to Section 17.

     2.27 'Plan' means this Amended and Restated OneMain.com, Inc. 1999 Stock Option and Incentive Plan.

     2.28 'Reporting Person' means a person who is required to file reports under Section 16(a) of the Exchange Act.

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     2.29 'Restricted Period' means the period during which Restricted Stock or
Restricted Stock Units are subject to restrictions or conditions pursuant to
Section 14.2 hereof.

     2.30 'Restricted Stock' means shares of Stock, awarded to a Grantee pursuant to Section 14 hereof, that are subject to restrictions and to a risk of forfeiture.

     2.31 'Restricted Stock Unit' means a unit awarded to a Grantee pursuant to
Section 14 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

     2.32 'Securities Act' means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.33 'Service Provider' means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
Section 6 hereof.

     2.34 'Stock' means the common stock, par value $0.001 per share, of the Company.

     2.35 'Stock Appreciation Rights' or 'SAR' means a right granted to a Grantee under Section 12 hereof.

     2.36 'Subsidiary' means any 'subsidiary corporation' of the Company within the meaning of Section 424(f) of the Code.

     2.37 'Termination Date' shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

     2.38 'Unrestricted Stock Award' means any Award granted pursuant to Section 16.

3. ADMINISTRATION OF THE PLAN

     3.1. BOARD.

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

     3.2. COMMITTEE.

     The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Corporation and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

     3.3. AWARDS.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Awards to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award,(iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing an Award, and (vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

     3.4. NO LIABILITY.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 23 hereof, the number of shares of Stock available for issuance under the Plan shall be ten million (10,000,000), no more than one million two hundred fifty thousand (1,250,000) of which may be issued pursuant to awards of other than Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5. EFFECTIVE DATE AND TERM OF THE PLAN

     5.1. EFFECTIVE DATE.

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

     5.2. TERM.

     The Plan has no termination date; however, no Incentive Stock Option may be granted on or after the tenth anniversary of the Effective Date.

6. OPTION GRANTS

     6.1. COMPANY OR SUBSIDIARY EMPLOYEES; SERVICE PROVIDERS; OTHER PERSONS.

     Awards (including Grants of Incentive Stock Options) may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board. Notwithstanding the foregoing, a resident of Florida, Virginia, or Missouri who is not an employee of the Company or of any wholly-owned subsidiary of the Company shall not be eligible to receive an Award under the Plan.

     6.2. SUCCESSIVE AWARDS.

     An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

     6.3. RELOAD OPTIONS.

     At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a 'reload' feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 10.8 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

7. LIMITATIONS ON GRANTS

     7.1. LIMITATION ON SHARES OF STOCK SUBJECT TO GRANTS AND CASH AWARDS.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is one million (1,000,000) per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for a Grant under
Section 6 hereof is two hundred fifty thousand (250,000) per year. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $300,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $900,000.

     7.2. LIMITATIONS ON INCENTIVE STOCK OPTIONS.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. AWARD AGREEMENT

     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9. OPTION PRICE

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the

Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10. VESTING, TERM AND EXERCISE OF OPTIONS

     10.1. VESTING AND OPTION PERIOD.

     Subject to Sections 10.2 and 23.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the 'Option Period' with respect to such Option.

     10.2. TERM.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the 'Termination Date'); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

     10.3. ACCELERATION.

     Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

     10.4. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or 'permanent and total disability' (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section
10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

     10.5. RIGHTS IN THE EVENT OF DEATH.

     If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or Boards or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

     10.6. RIGHTS IN THE EVENT OF DISABILITY.

     If a Grantee terminates employment or other relationship with the Company by reason of the 'permanent and total disability' (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. Whether a termination of employment or service is to be considered by reason of 'permanent and total disability' for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

     10.7. LIMITATIONS ON EXERCISE OF OPTION.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 23 hereof which results in termination of the Option.

     10.8. METHOD OF EXERCISE.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 23 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

     10.9. DELIVERY OF STOCK CERTIFICATES.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11. GRANTS TO OUTSIDE DIRECTORS

     11.1. INITIAL GRANTS OF OPTIONS.

     Each Outside Director who is initially elected to the Board on or after the Effective Date shall, upon the date of his or her initial election by the Board or the shareholders of the Company, automatically be awarded a Grant of an Option, which shall not be an Incentive Stock Option, to purchase 25,000 shares of Stock (which amount shall be subject to adjustment as provided in Section 23 ).

     11.2. SUBSEQUENT GRANTS OF OPTIONS.

     Immediately following each Annual Meeting of Stockholders of the Company held after the Effective Date, each Outside Director then duly elected and serving (other than an Outside Director initially elected to the Board at such Annual Meeting of Shareholders) shall automatically be awarded a Grant of an Option, which shall not be an Incentive Stock Option, to purchase 5,000 shares of Stock (which amount shall be subject to adjustment as provided in Section
23); provided, however, that no Outside Director shall be eligible to receive a Grant of Options under this Section 11.2 unless such person attended, in person or by telephone, at least seventy-five percent of the meetings held by the Board during the immediately preceding calendar year (or such portion thereof during which the Outside Director served on the Board).

12. STOCK APPRECIATION RIGHTS

     The Board each is authorized to grant SARs to Grantees on the following terms and conditions:

     12.1. RIGHT TO PAYMENT.

     A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in Section 19.1.

     12.2. OTHER TERMS.

     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

13. TRANSFERABILITY OF OPTIONS

     13.1. TRANSFERABILITY OF OPTIONS.

     Except as provided in Section 13.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
Section 13.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

     13.2. FAMILY TRANSFERS.

     If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an Option which is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section 13.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of

Section 13.2 hereof the term 'Grantee' shall be deemed to refer the transferee. The events of termination of the employment or other relationship of Section
10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5 or 10.6.

14. RESTRICTED STOCK

     14.1. GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

     The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

     14.2. RESTRICTIONS.

     At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the 'Restricted Period') applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with Section 19.4.1 and 19.4.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

     14.3. RESTRICTED STOCK CERTIFICATES.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

     14.4. RIGHTS OF HOLDERS OF RESTRICTED STOCK.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     14.5. RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

     14.6. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or 'permanent and total disability' (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

     14.7. RIGHTS IN THE EVENT OF DEATH.

     Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

     14.8. RIGHTS IN THE EVENT OF DISABILITY.

     Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the 'permanent and total disability' (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of 'permanent and total disability' for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

     14.9. DELIVERY OF STOCK AND PAYMENT THEREFOR.

     Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

15. DEFERRED STOCK AWARDS

     15.1. NATURE OF DEFERRED STOCK AWARDS.

     A Deferred Stock Award is an Award of phantom Stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

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     15.2. ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF COMPENSATION.

     The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

     15.3. RIGHTS AS A STOCKHOLDER.

     During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

     15.4. RESTRICTIONS.

     A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

     15.5. TERMINATION.

     Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company for any reason.

16. UNRESTRICTED STOCK AWARDS

     16.1. GRANT OR SALE OF UNRESTRICTED STOCK.

     The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ('Unrestricted Stock') under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

17. PERFORMANCE STOCK AWARDS

     17.1. NATURE OF PERFORMANCE STOCK AWARDS.

     A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

     17.2. RIGHTS AS A STOCKHOLDER.

     A Grantee receiving a Performance Stock Award shall have the rights of a Stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a Stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

     17.3. TERMINATION.

     Except as may otherwise be provided by the Board either in the Award Agreement in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate

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upon the Grantee's termination of employment or other relationship with the
Company and its Subsidiaries for any reason.

     17.4. ACCELERATION, WAIVER, ETC.

     At any time prior to the Grantee's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

18. DIVIDEND EQUIVALENT RIGHTS

     18.1. DIVIDEND EQUIVALENT RIGHTS.

     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     18.2. INTEREST EQUIVALENTS.

     Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     18.3. TERMINATION.

     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

19. CERTAIN PROVISIONS APPLICABLE TO AWARDS

     19.1. STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS.

     Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price 'discounted' by the amount of the cash compensation surrendered).

     19.2. TERM OF AWARDS.

     The term of each Award shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

     19.3. FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS.

     Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     19.4. PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

          19.4.1. PERFORMANCE CONDITIONS.

          The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 19.4.2 and 19.4.3 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

          19.4.2. PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES.

          If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as 'performance-based compensation' for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 19.4.2.

             (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section
        19.4.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being 'substantially uncertain.' The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

             (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;
        (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings;
        (13) working capital; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 19.4.3 hereof that are intended to qualify as 'performance-based compensation' under Code
        Section 162(m).

             (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for 'performance-based compensation' under Code
        Section 162(m).

             (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 19.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 19.4.2(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

             (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

          19.4.3. ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED
EMPLOYEES.

          If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as 'performance-based compensation' for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 19.4.3.

             (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in 19.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with 19.4.2(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

             (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be 'performance-based compensation' under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 19.4.3(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 19.4.2(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in
        Section 7.1 hereof.

             (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

          19.4.4. WRITTEN DETERMINATIONS.

          All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 19.4.2, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 19.4.3, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

          19.4.5. STATUS OF SECTION 19.4.3 AND SECTION 19.4.2 AWARDS UNDER CODE
SECTION 162(M).

          It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 19.4.2 and Section 19.4.3 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute 'qualified performance-based compensation' within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 19.4.2 and Section 19.4.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

20. PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an 'Other Agreement'), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a 'Benefit Arrangement'), if the Grantee is a 'disqualified individual,' as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a 'parachute payment' within the meaning of Section 280G(b)(2) of the Code as then in effect (a 'Parachute Payment') and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

21. REQUIREMENTS OF LAW

     21.1. GENERAL.

     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     21.2. RULE 16B-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

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22. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in 'competition with the Company,' as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated 'for cause' as defined in the applicable Award Agreement. Except as permitted under this Section 22 or
Section 23 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

23. EFFECT OF CHANGES IN CAPITALIZATION

     23.1. CHANGES IN STOCK.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     23.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE OF CONTROL OCCURS.

     Subject to Section 23.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Grant shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

     23.3. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE OF CONTROL.

     Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert, owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company), (i) all outstanding shares subject to Grants shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Grants shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

     23.4. ADJUSTMENTS.

     Adjustments under this Section 23 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     23.5. NO LIMITATIONS ON COMPANY.

     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

24. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

25. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

26. WITHHOLDING TAXES

     The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the

Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 26 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

27. CAPTIONS

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

28. OTHER PROVISIONS

     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

29. NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

30. SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

31. GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

                                     * * *

                                  OneMain.com

                                 ANNUAL MEETING

                           TO BE HELD ON MAY 23, 2000

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned stockholder of OneMain.com, a Delaware corporation (the "Company"), acknowledge receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 12, 2000, and hereby constitutes and appoints Stephen E. Smith and Kevin S. Lapidus, or either of them, acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote all shares of Common Stock of the Company held of record by the undersigned at the close of business on March 27, 2000 and entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 23, 2000 on the matters identified and as directed on the reverse side of this card, or, if not so directed, in accordance with the recommendations of the Board of Directors and upon such other matters as may properly come before the meeting or any adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:



                          (Continued on reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS of


                                  OneMain.com

                                  May 23, 2000


TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                                          ------------------
YOUR CONTROL NUMBER IS -------------->   |                  |
                                          ------------------


                Please Detach and Mail in the Envelope Provided



A |X| Please mark your                                      |
      vote as in this example.                              |___

                       FOR the nominee           WITHHOLD
                   listed at right (except   AUTHORITY to vote
                      as marked to the        for the nominee
                      contrary below)         listed at right
1. The election of        -----                    -----          Nominee: Michael D. Read
   one director          |     |                  |     |
   nominated by          |     |                  |     |
   the Board of           -----                    -----
   Directors to serve as Class I Director:

                                                    FOR      AGAINST    ABSTAIN
2. Approval of an amendment to the                 -----      -----      -----
   OneMain.com, Inc. 1999 Stock Option and        |     |    |     |    |     |
   Incentive Plan to increase the number of       |     |    |     |    |     |
   shares available for issuance from 5 million    -----      -----      -----
   to 10 million.

3. Ratification to the appointment of Ernst &      -----      -----      -----
   Young LLP as independent public accountants    |     |    |     |    |     |
   for OneMain.com for the year ending            |     |    |     |    |     |
   December 31, 2000.                              -----      -----      -----

The proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the individual as director and FOR Proposals 2 and 3 and in the discretion of the proxies for any other matters properly presented at the meeting.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. IF YOU HAVE VOTED BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN THIS PROXY.


Signature________________Signature (if joint)_______________Date: _______, 2000
NOTE: Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelop.